UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 8, 2014

RENT-A-CENTER, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas  75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone
number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Rent-A-Center, Inc. was held on May 8, 2014.  At the meeting, the registrant’s stockholders voted on three matters: (1) the election of three Class II Directors, (2) the ratification of the Audit Committee’s appointment of KPMG LLP, registered independent accountants, as the registrant’s independent auditors for the fiscal year ended December 31, 2014, and (3) the approval, on a non-binding basis, of an advisory resolution on executive compensation.  All proposals were adopted.  The final voting results for each proposal are set forth below.

Proposal One:  Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected to a three-year term as a Class II Director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Jeffery M. Jackson	45,977,541	272,237	151,366	2,568,411
Leonard H. Roberts	45,882,785	366,982	151,377	2,568,411
Mark E. Speese	41,135,779	5,114,505	150,860	2,568,411

The following directors’ terms of office as a director continued after the Annual Meeting of Stockholders:

Robert D. Davis

Michael J. Gade

J.V. Lentell

Steven L. Pepper

Paula Stern, Ph.D.

Proposal Two:  The appointment of KPMG LLP, registered independent accountants, as our independent auditors for the fiscal year ended December 31, 2014, was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,642,374	186,552	140,629	—

Proposal Three: The approval, on a non-binding basis, of the advisory resolution on executive compensation:

Votes For	Votes Against/Abstentions	Abstentions	Broker Non-Votes
45,630,676	632,690	137,777	2,568,412

Item 8.01                                           Other Events.

On May 8, 2014, Rent-A-Center, Inc. issued a press release announcing that its board of directors declared a cash dividend in the amount of $0.23 per share payable on July 24, 2014, to common stockholders of record as of the close of business on July 2, 2014.

The press release containing these announcements is furnished as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

99.1                                                                        Press Release issued on May 8, 2014 by Rent-A-Center, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: May 9, 2014	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President — Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on May 8, 2014 by Rent-A-Center, Inc.